Assignment and Assumption Agreement (special servicing)

This Assignment and Assumption Agreement (special servicing) (this “Assignment and Assumption”) is made effective as of August 26, 2020 (the “Effective Date”) by and between C-III ASSET MANAGEMENT LLC, a Delaware limited liability company (“Assignor”), and GREYSTONE SERVICING COMPANY LLC, a Delaware limited liability company (“Assignee”).

Recitals:

A.Assignor and Assignee have entered into that certain Asset Purchase Agreement dated as of January 1, 2020 (the “Purchase Agreement”), whereby Assignee has agreed to acquire all of the Assignor’s right, title and interest in and to substantially all of the tangible and intangible assets of the Assignor.

B.Assignor is the named special servicer under each of the pooling and servicing agreements (collectively, the “PSAs” and individually a “PSA”) governing the commercial mortgage securitizations listed and described on Exhibit A attached hereto and made a part hereof.

C.As the named special servicer under each of the PSAs, Assignor is the special servicer for all loans serviced under the PSAs, specifically including, without limitation, all loans subject to the co-lender agreements, agreements among noteholders and intercreditor agreements (collectively, the “Co-Lender Agreements”) listed and described on Exhibit B attached hereto and made a part hereof.

D.On the terms provided for herein, Assignor wishes to assign to Assignee all of Assignor’s right, title and interest in and to the PSAs.

Now, therefore, in consideration of the recitals set forth above and the mutual covenants and promises of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Assignment

.  Assignor does hereby assign, transfer, and convey to Assignee, all of Assignor’s right, title and interest in and to the PSAs.

Section 2.Assumption. Assignee hereby assumes and agrees to be bound by all of the responsibilities and duties of the Special Servicer under each of the PSAs and agrees that as of the Effective Date it makes the same representations, warranties and covenants required of the Special Servicer in each of the PSAs mutatis mutandis with all references to “Agreement” in the relevant representations, warranties, and covenants in the PSAs to include this Assignment and Assumption in addition to the PSAs (except substituting, as applicable, the following to the extent required to avoid inaccuracies:   “Greystone Servicing Company LLC, a Delaware limited liability company is organized under the laws of the State of Delaware.”  Additionally, solely with respect to the PSA governing the GMAC Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates Series 2004-C1, Assignee hereby represents and warrants that it is qualified to service multifamily mortgage loans on behalf of Federal National Mortgage Association or any successor

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thereto or Federal Home Loan Mortgage Corporation or any successor, as is required pursuant such PSA.

Section 3.

No Prohibitions; No Consents Required.  Assignee hereby affirms that it is not prohibited from serving as special servicer by any of the Co-Lender Agreements and no consent of any depositor is required before Assignee can succeed Assignor as special servicer under any of the PSAs.

Section 4.	Notices. Assignee’s address for notices pursuant to the PSAs is as follows:
Greystone Servicing Company LLC
5221 N. O'Connor Blvd., Suite 800

Irving, TX 75039

Attn:  Jenna Unell

Jenna.unell@greyco.com

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In Witness Whereof, each of the parties hereto has caused this Assignment and Assumption to be executed and delivered by its duly authorized representative as of the date first above written.

Assignor:	C-III ASSET MANAGEMENT LLC, a Delaware limited liability Company By: /s/ Paul Smyth Name:Paul Smyth Title: President

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IN WITNESS WHEREOF, each of the parties hereto has caused this Assignment and Assumption to be executed and delivered by its duly authorized representative as of the date first above written.

Assignee:	GREYSTONE SERVICING COMPANY LLC By: /s/ Paul Smyth Name:Paul Smyth Title: Executive Vice-President

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EXHIBIT A

•	Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates Series 2005-1
•	Bank of America, N.A. - First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-3
•	Banc of America Commercial Mortgage Inc. Commercial Mortgage Pass-Through Certificates, Series 2006-2
•	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2004-PWR3
•	Bear Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through Certificates, 2004-PWR6
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2005-PWR7
•	Bear Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through Certificates, 2006-PWR11
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2006-PWR12
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2006-PWR13
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2006-PWR14
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2007-PWR15
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2007-PWR16
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, 2007-PWR18
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP18

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•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP22
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP24
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP26
•	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP28
•	CD 2006-CD2 Commercial Mortgage Pass-Through Certificates
•	CD 2006-CD3 Commercial Mortgage Pass-Through Certificates
•	Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mortgage Pass-Through Certificates, Series 2006-C4
•	Citigroup Commercial Mortgage Trust 2015-GC35, Commercial Mortgage Pass-Through Certificates, Series 2015-GC35
•	Citigroup Commercial Mortgage Trust 2016-C2, Commercial Mortgage Pass-Through Certificates, Series 2016-C2
•	Citigroup Commercial Mortgage Trust 2016-P3, Commercial Mortgage Pass-Through Certificates, Series 2016-P3
•	COMM 2005-C6 Commercial Mortgage Pass-Through Certificates
•	CSAIL 2015-C1 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1

•	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C3
•	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C4

•	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C3
•	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C4
•	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C3

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•	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, 2006-C4
•	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4
•	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3
•	CSMC 2016-NXSR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-NXSR
•	COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1
•	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1
•	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1
•	GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2004-C1
•	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8
•	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10
•	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12
•	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20
•	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3

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•	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC11
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2010-C1, Commercial Mortgage Pass-Through Certificates, Series 2010-C1
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2010-C2, Commercial Mortgage Pass-Through Certificates, Series 2010-C2
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10
•	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11, Commercial Mortgage Pass-Through Certificates, Series 2013-LC11
•	LB-UBS Commercial Mortgage Trust 2005-C3, Commercial Mortgage Pass-Through Certificates, Series 2005-C3
•	LB-UBS Commercial Mortgage Trust 2005-C7, Commercial Mortgage Pass-Through Certificates, Series 2005-C7
•	LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mortgage Pass-Through Certificates, Series 2006-C3
•	LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mortgage Pass-Through Certificates, Series 2007-C7
•	LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mortgage Pass-Through Certificates, Series 2008-C1
•	ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through Certificates, Series 2006-3
•	Merrill Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage Pass-Through Certificates, Series 2005-CKI1
•	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28

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•	Morgan Stanley Capital I Trust 2016-BNK2, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK2
•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP15
•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-IQ10
•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19
•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-HQ9
•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12
•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21

•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP23

•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11
•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13

•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15

•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25
•	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-TOP29
•	Prudential Securities Secured Financing Corporation, Commercial Mortgage Pass-Through Certificates, Series 1999-C2
•	Sovereign Commercial Mortgage Securities Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1
•	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Commercial Mortgage Pass-Through Certificates, Series 2007-C4

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•	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30
•	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31
•	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C32
•	Wells Fargo Commercial Mortgage Trust 2016-C36, Commercial Mortgage Pass-Through Certificates, Series 2016-C36
•	Wells Fargo Commercial Mortgage Trust 2017-C40, Commercial Mortgage Pass-Through Certificates, Series 2017-C40
•	Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1
•	Wells Fargo Commercial Mortgage Trust 2019-C51, Commercial Mortgage Pass-Through Certificates, Series 2019-C51

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Exhibit B

With respect to CGCMT 2015-GC35:

•

Co-Lender Agreement, dated as of December 1, 2015, originally by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, with respect to Harbor Pointe Apartments

•

Co-Lender Agreement, dated as of December 1, 2015, originally by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, with respect to Anchorage Marriott Downtown

•

Co-Lender Agreement, dated as of December 1, 2015, originally by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, with respect to JW Marriott Santa Monica Le Merigot

With respect to CGCMT 2016-C2:

•

Co-Lender Agreement, dated as of July 25, 2016, originally by and between Citigroup Global Markets Realty Corp., as Note A-1 Holder and Note A-2 holder, and Starwood Mortgage Capital LLC, as Note A-3 Holder and Note A-4 Holder, with respect to Crocker Park Phase One & Two

•

Co-Lender Agreement, dated as of August 11, 2016, originally by and between Rialto Mortgage Finance LLC, as Note A-1 Holder, and Rialto Mortgage Finance LLC, as Note A-2 Holder, with respect to Hilton Garden Inn Athens Downtown

With respect to CGCMT 2016-P3:

•

Co-Lender Agreement, dated as of April 1, 2016, originally by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, with respect to the 79 Madison Avenue Loan

•

Agreement Between Note Holders, dated as of December 23, 2015, originally by and between Société Générale, as Initial Note-A-1 Holder, Société Générale, as Initial Note A-2 Holder, Société Générale, as Initial Note A-3 Holder, Société Générale, as Initial Note A-4 Holder, and Société Générale, as Initial Note A-5 Holder, with respect to Empire Mall

•

Agreement Between Note Holders, dated as of April 13, 2016, originally by and between Société Générale, as Initial Note A-1 Holder, and Société Générale, as Initial Note A-2 Holder, with respect to GFH Brennan Industrial Portfolio

•	Co-Lender Agreement, dated as of March 31, 2016, originally by and between

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MacQuarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-1 Holder, and MacQuarie US Trading LLC d/b/a Principal Commercial Capital, as Initial Note A-2 Holder, with respect to Marriott Midwest Portfolio Loan

•

Co-Lender Agreement, dated as of April 13, 2016, originally by and between Natixis Real Estate Capital LLC, as Note A-1 Holder, and Natixis Real Estate Capital LLC, as Note A-2 Holder, with respect to Marriott Monterey

With respect to CSAIL 2015-C1:

•

Co-Lender Agreement, dated as of March 20, 2015, originally by and among Column Financial Inc., as Initial Note A-1 Holder, and Column Financial, Inc., as Initial Note A-2 Holder, with respect to Bay Shore Mall

•

Co-Lender Agreement, dated as of March 20, 2015 originally by and among Column Financial Inc., as Initial Note Group 1 Holder, Column Financial, Inc., as Initial Note Group 2 Holder, and Column Financial, Inc., as Initial Note Group 3 Holder, with respect to Westfield Trumbull Mall

•

Agreement Between Noteholders, dated as of March 3, 2015, originally by and among Column Financial, Inc., as Initial Note A-1 Holder, Column Financial, Inc., as Initial Note A-2 Holder, Column Financial, Inc., as Initial Note A-3 Holder, and Column Financial, Inc., as Initial Note B Holder, with respect to Soho – Tribeca Grand Portfolio

With respect to CSMC 2016-NXSR:

•

Co-Lender and Future Funding Indemnification Agreement, dated as of October 13, 2016, originally between Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, Natixis Real Estate Capital LLC, as Note A-5 Holder, Natixis Real Estate Capital LLC, as Note A-6 Holder, Natixis Real Estate Capital LLC, as Note A-7 Holder, Natixis Real Estate Capital LLC, as Note A-8 Holder, Natixis Real Estate Capital LLC, as Note A-9 Holder, Natixis Real Estate Capital LLC, as Note A-10 Holder, Natixis Real Estate Capital LLC, as Note A-11 Holder, Natixis Real Estate Capital LLC, as Note A-12 Holder, Natixis Real Estate Capital LLC, as Note A-13 Holder, and Natixis Real Estate Capital LLC, as Future Funding Indemnitor, with respect to Novo Nordisk

•

Co-Lender Agreement, dated as of December 7, 2016, originally between Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, and Natixis Real Estate Capital LLC, as Note A-3 Holder, with respect to Greenwich Office Park

•

Agreement Between Note Holders, dated as of November 14, 2016, originally by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder,

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with respect to MY Portfolio
•

Co-Lender Agreement, dated as of October 13, 2016, originally between Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, and Natixis Real Estate Capital LLC, as Note A-5 Holder, with respect to Rentar Plaza

With respect to LB-UBS 2005-C3:

•

Co-Lender Agreement, dated as of June 21, 2005, originally among Lehman Brothers Holdings Inc., b/b/a Lehman Capital, a Division of Lehman Brothers Holdings Inc., as initial Note A Lender and initial Note B Lender, with respect to Commercial Mortgage Loan secured by Property known as Chambersburg Towne Center, located in Franklin County, Pennsylvania

•

Co-Lender Agreement, dated as of June 21, 2005, originally among Lehman Brothers Holdings Inc., b/b/a Lehman Capital, a Division of Lehman Brothers Holdings Inc., as initial Note A Lender and initial Note B Lender, with respect to Commercial Mortgage Loan secured by Property known as Medlock Crossing Shopping Center, located in Fulton County, Georgia

With respect to MSBAM 2016-C28:

•

Agreement Between Note Holders, dated as of February 5, 2016, originally by and between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, and Bank of America, N.A., as Initial Note A-3 Holder, with respect to Le Meridien Cambridge MIT

•

Amended and Restated Agreement Between Note Holders, dated as of April 21, 2016, originally by and between U.S. Bank National Association, as Trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as Note A-1 Holder, Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Trust 2016-UBS9, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9, as Note A-2 Holder, Morgan Stanley Bank, N.A., as Note A-3 Holder, and Morgan Stanley Bank, N.A., as Note A-4 Holder, with respect to Princeton Pike Corporate Center

With respect to MSC 2016-BNK2:

•

Agreement Between Note Holders, dated as of November 3, 2016, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder and Initial Note A-4 Holder, and Barclays Bank PLC, as Initial Note A-5 Holder, with respect to 101 Hudson St.

•	Agreement Between Note Holders, dated as of September 28, 2016, originally by and

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between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, with respect to Harlem USA

With respect to MSCI 2005-TOP19:

•

A Notes Intercreditor Agreement, dated as of July 25, 2005, originally by and between Wells Fargo Bank, National Association, as A-1 Noteholder, and Wells Fargo Bank, National Association, as A-2 Noteholder, with respect to Hinck Landlord (DE) Limited Partnership

With respect to WFCM 2016-C36:

•

Agreement Between Note Holders, dated as of November 3, 2016, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, with respect to Conrad Indianapolis

•

Agreement Between Note Holders, dated as of October 13, 2016, originally by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder, with respect to Plaza America I & II

With respect to WFCM 2017-C40:

•

Agreement Between Note Holders, dated as of June 27, 2017, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, with respect to Hilton Garden Inn – North Loop

With respect to WFCM 2017-RB1:

•

Agreement Between Note Holders, dated as of February 27, 2017, originally by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-4 Holder, with respect to Center West

•

Agreement Between Note Holders, dated as of February 27, 2017, originally by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3 Holder, with respect to Connecticut Financial Center

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•

Agreement Between Note Holders, dated as of March 30, 2017, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, with respect to The Davenport

•

Agreement Between Note Holders, dated as of March 6, 2017, originally by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, with respect to 123 William Street

With respect to WFCM 2019-C51:

•

Co-Lender Agreement, dated as of May 1, 2019, originally between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, with respect to TKG El Con Center, LLC

•

Agreement Between Note Holders, dated as of August 28, 2019, originally by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder, Societe Generale Financial Corporation, as Initial Note A-2 Holder, and Societe Generale Financial Corporation, as Initial Note A-3 Holder, with respect to ExchangeRight Net Leased Portfolio 27

•

Agreement Between Note Holders, dated as of July 11, 2019, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder, with respect to Nova Place

•

Agreement Between Note Holders, dated as of July 11, 2019, originally by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, with respect to 450-460 Park Avenue South

•	Co-Lender Agreement, dated as of May 1, 2019, originally between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, with respect to Shetland Park

With respect to LB-UBS 2005-C7:

•

Co-Lender Agreement, dated as of August 23, 2005, originally by and between UBS Real Estate Investments Inc., as Note A/B-1 Noteholder, and UBS Real Estate Investments Inc., as Note A-2 Noteholder, with respect to Station Place I

With respect to JPMCC 2007-LDP11:

•	Agreement Between Noteholders, dated as of May 4, 2007, originally by and between JPMorgan Chase Bank, N.A., as Initial Note A-1 Holder and Greenwich Capital

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Financial Products, Inc., as Initial Note A-2 Holder, with respect to Franklin Mills Associates Loan

With respect to GSMS 2006-GG8:

•

Intercreditor Agreement, dated as of August 15, 2006, originally by and between Greenwich Capital Financial Products, Inc., as Senior Lender, and Greenwich Capital Financial Products, Inc., as Mezzanine Lender, with respect to One Computer Associates Plaza, Islandia, New York

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